EXHIBIT 13.1

CERTIFICATION BY CHIEF EXECUTIVE OFFICER PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Amendment No. 2 to the Annual Report of Shanda Games Limited (the “Company”) on Form 20-F for the year ended December 31, 2011 as filed with the Securities and Exchange Commission on March 19, 2012 (as amended by Amendment No. 1 on Form 20-F/A filed on April 10, 2012 and this Amendment No. 2 filed on the date hereof, the “Report”), I, Xiangdong Zhang, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 8, 2013

By:	/s/ Xiangdong Zhang
Name:	Xiangdong Zhang
Title:	Chief Executive Officer